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               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                       September 23, 1997
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        Date of Report (date of earliest event reported)


                Physician Computer Network, Inc.
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                   (Exact Name of Registrant)

                           New Jersey
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                 (State or other jurisdiction)

                        0-19666
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                    (Commission file number)

                           22-2485688
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                (IRS Employer Identification No.)

                     1200 The American Road
                 Morris Plains, New Jersey 0790
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                    (Address of principal)

                         (201) 490-3100
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      (Registrant's telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets

     On September 23, 1997, Physician Computer Network, Inc., a New Jersey corporation (the "Registrant"), acquired Printed Products Group, Inc., a Delaware corporation (the "Company"), pursuant to an Agreement and Plan of Merger dated September 23, 1997 (the "Merger Agreement"), by and among the Registrant, Gordon Romer (the "Shareholder"), the Company, and Solion Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Merger Sub"). The acquisition was structured as a forward merger of Company with and into the Merger Sub (the "Merger"), with the Merger Sub being the surviving corporation of the Merger and a wholly-owned subsidiary of the Registrant.

     The Merger is valued at $6,250,000 (the "Merger
Consideration"), of which $3,125,000 was paid in cash and $3,125,000 was paid by delivery of 450,990 shares of the Registrant's Common Stock, par value of $.01 per share. The cash portion of the Merger Consideration was paid with the Registrant's cash on hand.

     In order to secure the Shareholder's indemnification obligations to the Registrant under the Merger Agreement, the Registrant and the Shareholder entered into a Pledge Agreement, pursuant to which the Shareholder pledged 144,316 shares of Common Stock of the Registrant.

     In connection with the Merger, the Registrant and the Shareholder entered into a Registration Rights Agreement. The Registration Rights Agreement gives the Shareholder certain demand and piggyback registration rights with respect to its shares of Common Stock of the Registrant. Expenses relating to registrations (other than selling expenses and commissions) will generally be payable by the Registrant.

     The Registrant and the Shareholder also entered into an Employment Agreement pursuant to which the Shareholder will serve as a Senior Vice President of the Registrant and as President of the Merger Sub.

     The Company is a provider of printed products and computer supplies primarily to the healthcare industry.

     The foregoing descriptions of the Merger Agreement, Pledge Agreement, Registration Rights Agreement and Employment Agreement, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to each of such agreements, a copy of which is attached hereto.

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ITEM 7.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

     At the time of the filing of this Current Report on Form 8-K, it was impracticable for the Registrant to provide the financial statements required to be presented hereunder. The Registrant will file such required financial statements under cover of Form 8-K/A as soon as practicable, but no later than 60 days following the date of this Report.

(b)  Pro Forma Financial Information

     At the time of the filing of this Current Report on Form 8-K, it was impracticable for the Registrant to provide the required pro forma financial information with respect to the acquired business. The Registrant will file such required pro forma financial information under cover of Form 8-K/A as soon as practicable, but no later than 60 days following the date of this Report.


(c)  Exhibits

Exhibit No.    Description
-----------    -----------

  2.1          Agreement and Plan of Merger, dated September 23,
               1997, by and among Physician Computer Network,
               Inc., Gordon Romer, Printed Products Group, Inc.
               and Solion Corp.

  2.2 Pledge Agreement, dated September 23, 1997, by and between Physician Computer Network, Inc. and
               Gordon Romer

  4.1          Registration Rights Agreement, dated September 23,
               1997, by and between Physician Computer Network,
               Inc. and Gordon Romer

  10.1 Employment Agreement, dated September 23, 1997, between Physician Computer Network, Inc. and
               Gordon Romer

  99.1         Press Release dated September 24, 1997


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PHYSICIAN COMPUTER NETWORK, INC.
                                        (REGISTRANT)


Date: September 24, 1997      By: /s/ John F. Mortell
                                  -----------------------------
                                   John F. Mortell
                                   Executive Vice President
                                   and Chief Operating Officer